Sub-Item 77O: Transactions Effected Pursuant To Rule 10f-3
Name of Fund:	Credit Strategies Fund
Name of Underwriter or Dealer Purchased From:	Merrill Lynch, Pierce, Fenner
& Smith Incorporated
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.; Capital
One Southcoast, Inc.; Merrill Lynch, Pierce, Fenner & Smith, Incorporated; Wells Fargo Bank, National Association
Name of Issuer:	Basic Energy Services Inc.
Title of Security:	BASIC ENERGY SERVICES, I 7.75% 15 OCT
2022-17 144A
Date of First Offering:	10/01/12
Dollar Amount Purchased:	$217,000.00
Number of Shares or Par Value of Bonds Purchased:	217,000.00

Price Per Unit:	100.00
Resolution Approved:  	Resolution adopted at the Meeting of the Board of
Trustees on February 12, 2013

Name of Fund:	Credit Strategies Fund
Name of Underwriter or Dealer Purchased From:	Merrill Lynch, Pierce, Fenner
& Smith Incorporated

Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.; BMO
Capital Markets Corp.; CIBC World Markets Corp; Citigroup Global Markets Inc. ; Desjardins Securities Incorporated; HSBC Securities (USA), Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mitsubishi UFJ Securities (USA), Inc., National Bank Financial Inc.; RBC Capital Markets, LLC; Scotia Capital Inc.; TD Securities Inc.
Name of Issuer:	Quebecor Media
Title of Security:	QUEBECOR MEDIA INC. 5.75% 15 JAN 2023 144A
Date of First Offering:	10/03/12
Dollar Amount Purchased:	$1,092,000.00
Number of Shares or Par Value of Bonds Purchased:	1,092,000.00

Price Per Unit:	100.00
Resolution Approved:  	Resolution adopted at the Meeting of the Board of
Trustees on February 12, 2013

Name of Fund:	Credit Strategies Fund
Name of Underwriter or Dealer Purchased From:	J.P. Morgan Securities, LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.; BNP
Paribas; Credit Agricole Corporate and Investment Bank; Deutsche Bank Securities .Inc.; HSBC Securities (USA) Inc.; J.P. Morgan Securities, LLC; Lloyds TSB Bank PLC; Merrill Lynch, Pierce, Fenner & Smith, Incorporated; RBS Securities Inc.; UBS AG
Name of Issuer:	Virgin Media Finance PLC
Title of Security:	VIRGIN MEDIA FINANCE PLC 4.875% 15 FEB 2022
Date of First Offering:	10/25/12
Dollar Amount Purchased:	$617,000.00
Number of Shares or Par Value of Bonds Purchased:	617,000.00
Price Per Unit:	100.00
Resolution Approved:  	Resolution adopted at the Meeting of the Board of
Trustees on February 12, 2013

Name of Fund:	Credit Strategies Fund
Name of Underwriter or Dealer Purchased From:	Merrill Lynch, Pierce, Fenner
& Smith Incorporated
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.; Barclays
Capital; Citigroup Global Markets Inc.; HSBC Securities (USA) Inc.; J.P. Morgan Securities, LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; PNC Capital Markets, LLC; RBC Capital Markets, LLC; RBS Securities Inc.; Wells Fargo Securities, LLC
Name of Issuer:	Huntsman International
Title of Security:	HUNTSMAN INTERNATIONAL 4.875% 15 NOV 2020-20 144A
Date of First Offering:	11/02/12
Dollar Amount Purchased:	$688,000.00
Number of Shares or Par Value of Bonds Purchased:	688,000.00

Price Per Unit:	100.00
Resolution Approved:  	Resolution adopted at the Meeting of the Board of
Trustees on February 12, 2013

Name of Fund:	Credit Strategies Fund
Name of Underwriter or Dealer Purchased From:	Merrill Lynch, Pierce, Fenner
& Smith Incorporated
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.; Merrill
Lynch, Pierce, Fenner & Smith, Inc.; Morgan Stanley & Co. LLC
Name of Issuer:	E TRADE Financial Corp.
Title of Security:	E TRADE FINANCIAL CORPORATION 6% 15 NOV 2017-14
Date of First Offering:	11/06/12
Dollar Amount Purchased:	$9,285,000.00
Number of Shares or Par Value of Bonds Purchased:	9,285,000.00
Price Per Unit:	100.00
Resolution Approved:  	Resolution adopted at the Meeting of the Board of
Trustees on February 12, 2013

Name of Fund:	Credit Strategies Fund
Name of Underwriter or Dealer Purchased From:	Merrill Lynch, Pierce, Fenner
& Smith Incorporated
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.; Merrill
Lynch, Pierce, Fenner & Smith, Inc.; Morgan Stanley & Co. LLC
Name of Issuer:	E TRADE Financial Corp.
Title of Security:	E TRADE FINANCIAL CORPORATIO 6.375% 15 NOV 2019-15
Date of First Offering:	11/06/12
Dollar Amount Purchased:	$4,491,000.00
Number of Shares or Par Value of Bonds Purchased:	4,491,000.00

Price Per Unit:	100.00
Resolution Approved:  	Resolution adopted at the Meeting of the Board of
Trustees on February 12, 2013

Name of Fund:	Credit Strategies Fund
Name of Underwriter or Dealer Purchased From:	Morgan Stanley & Co. LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.;
Citigroup Global Markets Inc.; Credit Suisse Securities (USA) LLC;
Deutsche Bank
Securities Inc., Morgan Stanley & Co. LLC; Wells Fargo Securities, LLC
Name of Issuer:	Clear Channel Worldwide
Title of Security:	CLEAR CHANNEL WORLDWIDE H 6.5% 15 NOV 2022-17 144A
Date of First Offering:	11/06/12
Dollar Amount Purchased:	$1,150,380.00
Number of Shares or Par Value of Bonds Purchased:	1,162,000.00
Price Per Unit:	99.00
Resolution Approved:  	Resolution adopted at the Meeting of the Board of
Trustees on February 12, 2013

Name of Fund:	Credit Strategies Fund
Name of Underwriter or Dealer Purchased From:	Morgan Stanley & Co. LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.; Citigroup
 Global Markets Inc.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc., Morgan Stanley & Co. LLC; Wells Fargo Securities, LLC
Name of Issuer:	Clear Channel Worldwide
Title of Security:	CLEAR CHANNEL WORLDWIDE H 6.5% 15 NOV 2022-17 144A
Date of First Offering:	11/06/12
Dollar Amount Purchased:	$3,141,000.00
Number of Shares or Par Value of Bonds Purchased:	3,141,000.00
Price Per Unit:	100.00
Resolution Approved:  	Resolution adopted at the Meeting of the Board of
Trustees on February 12, 2013

Name of Fund:	Credit Strategies Fund
Name of Underwriter or Dealer Purchased From:	J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.;
Citigroup Global Markets Inc.; J.P. Morgan Securities LLC; RBC Capital Markets, LLC
Name of Issuer:	Aircastle Ltd.
Title of Security:	AIRCASTLE LIMITED 6.25% 01 DEC 2019-12 144A
Date of First Offering:	11/27/12
Dollar Amount Purchased:	$537,000.00
Number of Shares or Par Value of Bonds Purchased:	537,000.00
Price Per Unit:	100.00
Resolution Approved:  	Resolution adopted at the Meeting of the Board of
Trustees on February 12, 2013

Name of Fund:	Credit Strategies Fund
Name of Underwriter or Dealer Purchased From:	J.P. Morgan Securities, LLC
Names of Underwriting Syndicate Members:	Goldman Sachs International;
BNP Paribas Securities Corp.; Credit Suisse AG; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Morgan Stanley & Co. LLC
Name of Issuer:	Unitymedia Hessen
Title of Security:	UNITYMEDIA HESSEN GM 5.5% 15 JAN 2023-18 144A REGS
Date of First Offering:	11/30/12
Dollar Amount Purchased:	$636,000.00
Number of Shares or Par Value of Bonds Purchased:	636,000.00

Price Per Unit:	100.00
Resolution Approved:  	Resolution adopted at the Meeting of the Board of
Trustees on February 12, 2013

Name of Fund:	Credit Strategies Fund
Name of Underwriter or Dealer Purchased From:	Merrill Lynch, Pierce,
Fenner & Smith, Incorporated
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.; Barclays
 Capital Inc.; BNP Paribas Securities Corp.; Citigroup Global Markets Inc.; Credit Agricole Securities (USA) LLC; Deutsche Bank Secuties Inc.; Guggenheim Securities, LLC; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Incorporated; Morgan Stanley & Co. LLC; RBC Capital Markets, LLC; RBS Securities Inc.; Scotia Capital (USA) Inc.; Suntrust Robinson Humphrey, Inc.; U.S. Bancorp Investments, Inc.; UBS Securities LLC
Name of Issuer:	AMC Networks Inc.
Title of Security:	AMC NETWORKS INC. 4.75% 15 DEC 2022-17
Date of First Offering:	12/10/12
Dollar Amount Purchased:	$532,000.00
Number of Shares or Par Value of Bonds Purchased:	532,000.00
Price Per Unit:	100.00
Resolution Approved:  	Resolution adopted at the Meeting of the Board of
Trustees on February 12, 2013

Name of Fund:	Credit Strategies Fund
Name of Underwriter or Dealer Purchased From:	Barclays Capital Inc.
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.; Barclays
Capital Inc.; Capital One Southcoast, Inc; Citigroup Global Markets Inc.; J.P.
 Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Incorporated; Morgan Stanley & Co. LLC; Natixis Securities Americas LLC; RBC Capital Markets, LLC; Suntrust Robinson Humphrey, Inc.; U.S. Bancorp Investments, Inc.; UBS Securities LLC; Wells Fargo Securities, LLC
Name of Issuer:	Markwest Energy Partners
Title of Security:	MARKWEST ENERGY PARTNERS, L.P. 4.5% 15 JUL 2023-23
Date of First Offering:	01/07/13
Dollar Amount Purchased:	$1,207,000.00
Number of Shares or Par Value of Bonds Purchased:	1,207,000.00

Price Per Unit:	100.00
Resolution Approved:  	Resolution expected to be adopted at the Meeting of the
Board of Trustees on June 13, 2013

Name of Fund:	Credit Strategies Fund
Name of Underwriter or Dealer Purchased From:	J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.; J.P.
Morgan Securities LLC
Name of Issuer:	Bombardier Inc.
Title of Security:	BOMBARDIER INC. 4.25% 15 JAN 2016 144A
Date of First Offering:	01/09/13
Dollar Amount Purchased:	$1,344,000.00
Number of Shares or Par Value of Bonds Purchased:	1,344,000.00

Price Per Unit:	100.00
Resolution Approved:  	Resolution expected to be adopted at the Meeting of
the Board of Trustees on June 13, 2013

Name of Fund:	Credit Strategies Fund
Name of Underwriter or Dealer Purchased From:	J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.; J.P.
Morgan Securities LLC
Name of Issuer:	Bombardier Inc.
Title of Security:	BOMBARDIER INC. 6.125% 15 JAN 2023 144A
Date of First Offering:	01/09/13
Dollar Amount Purchased:	$930,000.00
Number of Shares or Par Value of Bonds Purchased:	930,000.00
Price Per Unit:	100.00
Resolution Approved:  	Resolution expected to be adopted at the Meeting
of the Board of Trustees on June 13, 2013

Name of Fund:	Credit Strategies Fund
Name of Underwriter or Dealer Purchased From:	Merrill Lynch, Pierce,
Fenner & Smith, Incorporated
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.;
Barclays
Capital Inc.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities
Inc.;
  J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Incorporated; Robert W. Baird & Co. Incorporated; Scott & Stringfellow, LLC;
 Suntrust Robinson Humphrey, Inc.; UBS Securities LLC; Wells Fargo Securities , LLC
Name of Issuer:	HD Supply, Inc.
Title of Security:	HD SUPPLY, INC. 7.5% 15 JUL 2020-16 144A
Date of First Offering:	01/29/13
Dollar Amount Purchased:	$1,006,000
Number of Shares or Par Value of Bonds Purchased:	1,006,000

Price Per Unit:	100.00
Resolution Approved:  	Resolution expected to be adopted at the Meeting of
the Board of Trustees on June 13, 2013

Name of Fund:	Credit Strategies Fund
Name of Underwriter or Dealer Purchased From:	Merrill Lynch, Pierce, Fenner
& Smith, Incorporated
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.; Barclays
 Capital Inc.; Merrill Lynch, Pierce, Fenner & Smith, Incorporated; Rabobank N.A.; RBC Capital Markets, LLC; Wells Fargo Securities, LLC
Name of Issuer:	Chiquita Brands Intl.
Title of Security:	CHIQUITA BRANDS INTERNA 7.875% 01 FEB 2021-16 144A
Date of First Offering:	01/29/13
Dollar Amount Purchased:	$998,696.44
Number of Shares or Par Value of Bonds Purchased:	1,006,000.00
Price Per Unit:	99.27
Resolution Approved:  	Resolution expected to be adopted at the Meeting of
the Board of Trustees on June 13, 2013

Name of Fund:	Credit Strategies Fund
Name of Underwriter or Dealer Purchased From:	Merrill Lynch, Pierce,
Fenner & Smith, Incorporated
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.;
Commerz Markets, LLC; Credit Agricole Securities (USA) Inc.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Incorporated; Morgan Stanley & Co. LLC; PNC Capital Markets LLC; Scotia Capital (USA) Inc.; UBS Securities LLC
Name of Issuer:	TRW Automotive Inc.
Title of Security:	TRW AUTOMOTIVE INC. 4.5% 01 MAR 2021 144A
Date of First Offering:	02/25/13
Dollar Amount Purchased:	$195,000.00
Number of Shares or Par Value of Bonds Purchased:	195,000.00
Price Per Unit:	100.00
Resolution Approved:  	Resolution expected to be adopted at the Meeting of
the Board of Trustees on June 13, 2013

Name of Fund:	Credit Strategies Fund
Name of Underwriter or Dealer Purchased From:	J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.;
Barclays Capital Inc.; Citigroup Global Markets Inc.; Deutsche Bank Securities Inc.; Evercore Group L.L.C.; HSBC Securities (USA) Inc.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Incorporated; RBC Capital Markets, LLC; UBS Securities LLC
Name of Issuer:	Equinix Inc.

Title of Security:	EQUINIX, INC. 4.875% 01 APR 2020-17

Date of First Offering:	02/28/13
Dollar Amount Purchased:	$194,000.00
Number of Shares or Par Value of Bonds Purchased:	194,000.00
Price Per Unit:	100.00
Resolution Approved:  	Resolution expected to be adopted at the Meeting of
the Board of Trustees on June 13, 2013

Name of Fund:	Credit Strategies Fund
Name of Underwriter or Dealer Purchased From:	J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.; Barclays
Capital Inc.; Citigroup Global Markets Inc.; Deutsche Bank Securities Inc.; Evercore Group L.L.C.; HSBC Securities (USA) Inc.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Incorporated; RBC Capital Markets, LLC; UBS Securities LLC
Name of Issuer:	Equinix Inc.
Title of Security:	EQUINIX, INC. 5.375% 01 APR 2023-18
Date of First Offering:	02/28/13
Dollar Amount Purchased:	$194,000.00
Number of Shares or Par Value of Bonds Purchased:	194,000.00
Price Per Unit:	100.00
Resolution Approved:  	Resolution expected to be adopted at the Meeting of
the Board of Trustees on June 13, 2013

Name of Fund:	Credit Strategies Fund
Name of Underwriter or Dealer Purchased From:	Credit Suisse Securities
(USA) LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.; Credit
Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; KKR Financial Holdings LLC
Name of Issuer:	NXP B.V./NXP Funding LLC
Title of Security:	NXP B.V. 5.75% 15 MAR 2023-18 144A
Date of First Offering:	03/15/13
Dollar Amount Purchased:	$312,000.00
Number of Shares or Par Value of Bonds Purchased:	312,000.00
Price Per Unit:	100.00
Resolution Approved:  	Resolution expected to be adopted at the Meeting of
the Board of Trustees on June 13, 2013

Name of Fund:	Credit Strategies Fund
Name of Underwriter or Dealer Purchased From:	Jefferies High Yield Trading,
LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.; Jefferies
& Company, Inc.; William Blair & Company, L.L.C.
Name of Issuer:	Titan International Inc.
Title of Security:	TITAN INTERNATIONAL INC 7.875% 01 OCT 2017-13 144A

Date of First Offering:	03/06/13

Dollar Amount Purchased:	$82,875.00
Number of Shares or Par Value of Bonds Purchased:	78,000.00
Price Per Unit:	106.25
Resolution Approved:  	Resolution expected to be adopted at the Meeting of the
Board of Trustees on June 13, 2013

Name of Fund:	Credit Strategies Fund
Name of Underwriter or Dealer Purchased From:	Merrill Lynch, Pierce, Fenner
& Smith, Incorporated
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.; Barclays
Capital Inc.; Detusche Bank Securities Inc.; Merrill Lynch, Pierce, Fenner & Smith, Incorporated
Name of Issuer:	The Hertz Corporation
Title of Security:	THE HERTZ CORPORATION 4.25% 01 APR 2018 144A
Date of First Offering:	03/14/13
Dollar Amount Purchased:	$348,000.00
Number of Shares or Par Value of Bonds Purchased:	348,000.00
Price Per Unit:	100.00
Resolution Approved:  	Resolution expected to be adopted at the Meeting of
the Board of Trustees on June 13, 2013

Name of Fund:	Credit Strategies Fund
Name of Underwriter or Dealer Purchased From:	J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.; BMO
Capital Markets Corp.; Detusche Bank Securities Inc.; J.P. Morgan Securities LLC; Wells Fargo Securities, LLC
Name of Issuer:	MDC Partners Inc.
Title of Security:	MDC PARTNERS INC 6.75% 01 APR 2020-16 144A
Date of First Offering:	03/15/13
Dollar Amount Purchased:	$279,000.00
Number of Shares or Par Value of Bonds Purchased:	279,000.00
Price Per Unit:	100.00
Resolution Approved:  	Resolution expected to be adopted at the Meeting of
the Board of Trustees on June 13, 2013

Name of Fund:	Credit Strategies Fund
Name of Underwriter or Dealer Purchased From:	J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.; J.P.
Morgan Securities LLC; Morgan Stanley & Co. LLC
Name of Issuer:	Intelsat Luxembourg SA
Title of Security:	INTELSAT (LUXEMBOURG) S. 7.75% 01 JUN 2021-17 144A
Date of First Offering:	03/20/13
Dollar Amount Purchased:	$266,000.00
Number of Shares or Par Value of Bonds Purchased:	266,000.00
Price Per Unit:	100.00
Resolution Approved:  	Resolution expected to be adopted at the Meeting of
 the Board of Trustees on June 13, 2013

Name of Fund:	Credit Strategies Fund
Name of Underwriter or Dealer Purchased From:	J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.; J.P.
Morgan Securities LLC; Morgan Stanley & Co. LLC
Name of Issuer:	Intelsat Luxembourg SA
Title of Security:	INTELSAT (LUXEMBOURG) S. 6.75% 01 JUN 2018-15 144A
Date of First Offering:	03/20/13
Dollar Amount Purchased:	$106,000.00
Number of Shares or Par Value of Bonds Purchased:	106,000.00
Price Per Unit:	100.00
Resolution Approved:  	Resolution expected to be adopted at the Meeting of
the Board of Trustees on June 13, 2013

Name of Fund:	Credit Strategies Fund
Name of Underwriter or Dealer Purchased From:	J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.; J.P.
Morgan Securities LLC; Morgan Stanley & Co. LLC
Name of Issuer:	Intelsat Luxembourg SA
Title of Security:	INTELSAT (LUXEMBOURG) S 8.125% 01 JUN 2023-18 144A
Date of First Offering:	03/20/13
Dollar Amount Purchased:	$160,000.00
Number of Shares or Par Value of Bonds Purchased:	160,000.00
Price Per Unit:	100.00
Resolution Approved:  	Resolution expected to be adopted at the Meeting of
the Board of Trustees on June 13, 2013

Name of Fund:	Credit Strategies Fund
Name of Underwriter or Dealer Purchased From:	Morgan Stanley & Co. LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.; Barclays
Capital Inc.; Citigroup Global Markets Inc.; Morgan Stanley & Co. LLC; Nomura Securities International, Inc.; Stifel, Nicolaus & Company, Incorporated; Suntrust Robinson Humphrey, Inc.; UBS Securities LLC; Wells Fargo Securities, LLC
Name of Issuer:	Petrologistics LP
Title of Security:	PETROLOGISTICS LP 6.25% 01 APR 2020-16 144A
Date of First Offering:	03/22/13
Dollar Amount Purchased:	$355,000.00
Number of Shares or Par Value of Bonds Purchased:	355,000.00
Price Per Unit:	100.00
Resolution Approved:  	Resolution expected to be adopted at the Meeting
of the Board of Trustees on June 13, 2013

Name of Fund:	Credit Strategies Fund
Name of Underwriter or Dealer Purchased From:	Citigroup Global Markets Inc.
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.;
Citigroup Global Markets Inc.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc., HSBC Securities (USA) Inc.; Merrill Lynch, Pierce, Fenner & Smith, Incorporated; Wells Fargo Securities, LLC
Name of Issuer:	First Data Corporation
Title of Security:	FIRST DATA CORPORATION 10.625% 15 JUN 2021-16 144A
Date of First Offering:	03/26/13
Dollar Amount Purchased:	$357,000.00
Number of Shares or Par Value of Bonds Purchased:	357,000.00
Price Per Unit:	100.00
Resolution Approved:  	Resolution expected to be adopted at the Meeting of
 the Board of Trustees on June 13, 2013

Name of Fund:	Credit Strategies Fund
Name of Underwriter or Dealer Purchased From:	J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.; Barclays
Capital Inc; Citigroup Global Markets Inc.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc., J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Incorporated; Mitsubishi UFJ Securities (USA), Inc.; Morgan Stanley & Co. LLC; Raymond James & Associates, Inc.; RBC Capital Markets, LLC; RBS Securities Inc.; TD Securities USA LLC
Name of Issuer:	Frontier Communications
Title of Security:	FRONTIER COMMUNICATIONS CORPORA 7.625% 15 APR 2024
Date of First Offering:	03/27/13
Dollar Amount Purchased:	$391,000.00
Number of Shares or Par Value of Bonds Purchased:	391,000.00
Price Per Unit:	100.00
Resolution Approved:  	Resolution expected to be adopted at the Meeting of
the Board of Trustees on June 13, 2013

	Resolution adopted at the Meeting of the Board of Trustees on February 12, 2013:
RESOLVED, that, in reliance upon the written report provided by Goldman
Sachs Asset Management, L.P. ( GSAM ) to the Trustees, all purchases made during the calendar quarter ended December 31, 2012 by the Trust on behalf of its Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman, Sachs & Co. or any of its affiliates is a member of the syndicate, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended (the 1940 Act ).
	Resolution expected to be adopted at the Meeting of the Board of Trustees on June 13, 2013:
RESOLVED, that, in reliance upon the written report provided by Goldman Sachs Asset Management, L.P. ( GSAM ) to the Trustees, all purchases made during the calendar quarter ended March 31, 2013 by the Trust on behalf of its Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman, Sachs & Co. or any of its affiliates is a member of the syndicate, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended (the 1940 Act ).